UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 31, 2005

ATA Holdings Corp.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

    000-21642                                             35-1617970

(Commission File Number)                                 (IRS Employer Identification No.)

7337 West Washington Street
    Indianapolis, Indiana                                          46231

(Address of Principal Executive Offices)                                 (Zip Code)

(317) 247-4000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

In August 2005, ATA Holdings Corp. (the "Registrant"), acting through its agents, began distribution of a Confidential Information Memorandum dated August 12, 2005 (the "Memorandum"). The Memorandum was distributed to parties who executed confidentiality agreements by which the recipients agreed to (1) use the Memorandum solely for the purpose of evaluating a possible investment in, loan to or other financial transaction with the Registrant (a "Possible Transaction") and (2) keep the non-public information in the Memorandum confidential except as expressly contemplated otherwise. In certain of the confidentiality agreements, the Registrant agreed to create a summary of information in the Memorandum that constitutes, as of October 31, 2005, material non-public information and the terms and conditions of any Possible Transaction discussed with the recipient of the Memorandum which constituted material non-public information and make such information available to the public generally by a filing with the United States Bankruptcy Court for the Southern District of Indiana supervising the Registrant's Chapter 11 case (the "Bankruptcy Court") and on Form 8-K no later than October 31, 2005.

The Memorandum contained information describing the Registrant's financing needs, pro forma capitalization, future business operations and projected financial statements all based on the Registrant's business plan as it existed in mid-August 2005.

Since the distribution of the Memorandum, the Registrant has substantially altered its plans for emergence from Chapter 11, which includes a business plan, with different assumptions for the operations of the Registrant upon emergence from the Chapter 11 case, that is entirely different from the business plan contained in the Memorandum. That revised business plan which has not yet been disclosed publicly forms the basis for ongoing discussions with interested potential investors in the Company.

The Registrant believes that public disclosure of the Memorandum at this time would not provide holders of Registrant's securities with information necessary to evaluate an investment in the Company and would be misleading since the fundamental assumptions to the business plan reflected in the information in the Memorandum are no longer valid.

The Registrant believes that the information in the Memorandum should not be relied upon by any party in evaluating whether to purchase or sell any securities of the Registrant or to invest in the Registrant or vote to accept a plan of reorganization. Decisions regarding voting with regard to a Chapter 11 plan should only be made after reviewing the information that will be included in the plan of reorganization and disclosure statement under 11 U.S.C. §1125 to be filed with and approved by the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2005

ATA HOLDINGS CORP.

By: /s/ Brian T. Hunt
Name: Brian T. Hunt,
Title: Senior  Vice President and General Counsel